LifeMD+

Investor Presentation

March 2026

NASDAQ: LFMD

Important Cautions Regarding Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended; Section 21E of the Securities Exchange Act of 1934, as amended; and the safe harbor provision of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements contained in this presentation may be identified by the use of words such as: “believe,” “expect,” “anticipate,” “project,” “should,” “plan,” “will,” “may,” “intend,” “estimate,” predict,” “continue,” and “potential,” or, in each case, their negative or other variations or comparable terminology referencing future periods. Examples of forward-looking statements include, but are not limited to, statements regarding our financial outlook and guidance, short and long-term business performance and operations, future revenues and earnings, regulatory developments, legal events or outcomes, ability to comply with complex and evolving regulations, market conditions and trends, new or expanded products and offerings, growth strategies, underlying assumptions, and the effects of any of the foregoing on our future results of operations or financial condition.

Forward-looking statements are not historical facts and are not assurances of future performance. Rather, these statements are based on our current expectations, beliefs, and assumptions regarding future plans and strategies, projections, anticipated and unanticipated events and trends, the economy, and other future conditions, including the impact of any of the aforementioned on our future business. As forward-looking statements relate to the future, they are subject to inherent risk, uncertainties, and changes in circumstances and assumptions that are difficult to predict, including some of which are out of our control. Consequently, our actual results, performance, and financial condition may differ materially from those indicated in the forward-looking statements. These risks and uncertainties include, but are not limited to, “Risk Factors” identified in our filings with the Securities and Exchange Commission, including, but not limited to, our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and any amendments thereto. Even if our actual results, performance, or financial condition are consistent with forward-looking statements contained in such filings, they may not be indicative of our actual results, performance, or financial condition in subsequent periods.

This presentation is not an offer to sell or a solicitation of an offer to purchase securities by the Company. Any such offer or solicitation, if any, will only be made by means of offering

LifeMD is Transforming Care Delivery at Scale

400M+ Platform Interactions

322k+ Active Patients

120k+ Unique Daily Website Visitors

End-to-end care platform

Supports both synchronous and asynchronous visits across primary and specialty care.

Diversified portfolio

Longitudinal care spanning metabolic, men's, women's, and behavioral health.

Nationwide affiliated medical group

With full-time, state-licensed providers delivering consistent, high-quality care.

Integrated medical and pharmacy benefits

That expand patient access, reduce cost, and improve adherence.

Flexible, proprietary technology stack

Proven to deliver complex virtual care at scale across 200+ conditions.


Jan 26
Weight management
Jan 26 at 11:00 am PST
Jan 11
Mental Health
Jan 11 at 09:00 pm PST
Dec 24
Women's Health
Dec 24 at 07:00 am PST


Welcome, Evan!
Women's health
Order preparing
Mental health
Next refill: Oct 9


General Wellness
Chronic Care
Acute Care


Your order is processing
Zepbound®
Take 1 injection weekly
Processing
Preparing
Shipping
Arrived


+5 Online
Talk to a doctor
LifeMD

LifeMD+

LifeMD Provides an End-to-End Destination for Virtual Care, Pharmacy, and Diagnostics

Urgent Care
On-demand video, audio, and message-based consults with family practitioners.

Specialty Care
Personalized programs serving men's and women's health, cardiology, diabetes, and psychiatry.

Pharmacy
One-hour urgent prescriptions filled at local or LifeMD pharmacy.

Labs
Annual, specialty, and concierge lab offerings collected in-home or at Quest and Labcorp.

Lifestyle Pharmacy
Generic and compounded offerings for sexual health, skin, hair, weight loss, hormones, and peptides.

Wellness
Diet and lifestyle support enhanced with AI-enhanced health optimization programs.


7:07
Get care
View history
Upcoming
Jan 26
Primary care
Jan 26 at 11:00 am PST
Add to calendar
Get care
Talk to a doctor
24/7 access to a doctor or NP
Prescriptions
Refill a medication
Labs
Know your body better
My chart
Health profile
My prescriptions

LifeMD is Well Positioned to be a Leader in AI-enabled Virtual Care Delivery and Pharmacy

Our AI tools augment clinicians rather than replacing them, enabling higher throughput and consistency.

Diagnosis & Treatment

LifeMD's AI clinical decision support tool, launching in Q2 2026, connects to patient records, and helps LifeMD-affiliated providers diagnose and treat patients in an efficient, auditable manner.


Total Cholesterol
37 mg/mL
In range
74 mg/mL
In range
7:07
Voice
I've been feeling tired and low on energy lately. Can you help me figure out why?
How can I help with your health today?
How can we help you today?
Book a visit
Renew a prescription
Talk to Your Coach
Account Questions
Based on your profile, here's your treatment plan: Semaglutide, Vitamin D, Sleep support
10:05 AM
Home
Get care
HealthAI
Messages
Shop

Clinical Workflows

AI agents collect pre-consult data, transcribe consults, support revenue cycle management activities, assist in scheduling appointments, provide clinical decision support, and support call center and messaging operations.

Diet, Lifestyle, & Adherence

Design and deployment of personalized diet and lifestyle coaching programs delivered by LifeMD affiliated providers, supported by AI agents, improve outcomes and compliance.

Highly Personalized Pharmacy

LifeMD can provide highly personalized treatment protocols consisting of compounded and/or generic prescription medications in verticals like Men's & Women's Health, Hormone, and Cardiology.

LifeMD's Data, Infrastructure, and Platform Create a Durable AI Advantage

End-to-End Experience

Delivers and optimizes the full patient journey—from discovery and intake to treatment, follow-up, and long-term care.

Tech-Enabled Patient Base

Patient population that trusts technology-enabled care models, and prefers convenience and efficiency over legacy care models.

Advanced AI Infrastructure

Highly adaptable technology infrastructure already leveraging advanced agentic AI capabilities throughout workflows and patient support.

Internal AI Leadership

Strong internal AI leadership, engineering, and governance teams with multiple 3rd party partnerships in AI deployment and care delivery support.

Large, highly structured data capture and database consisting of 322k+ active patients, 300k+ former patients, and over 5 million prospects.

Our Affiliated Nationwide Medical Group Enables Scalable, High-Quality Care

99%

Of consults start on time*

Jan 26 **Weight management**
Jan 26 at 11:00 am PST

1.5M

Consults completed



200+

Different conditions LifeMD treats

General Wellness

Chronic Care

Acute Care

4.9/5

Average physician rating

98%

Patients satisfied with their care

50

State coverage



Dr. Culpepper

LIFEMD-AFFILIATED PROVIDER

Helping patients regain their health and confidence is the most rewarding part of my job — I love making a real difference in their lives.


+LifeMD

*within 15 minutes for soonest available appointment during queue hours and within 2 minutes of scheduled appointment time slots

LifeMD+

LifeMD's Nationwide Pharmacy Infrastructure Lowers Cost and Personalizes Care

50 State Direct-To-Patient Pharmacy

- LifeMD owns and operates a fully licensed 50-state pharmacy
- Direct integration with LifeMD's virtual care platform
- Full control over formulary, workflows, and patient experience


Propranolol
Prescribed
Next refill: May 21
Wellbutrin SR®
Prescribed
Next refill: May 21

Strategic Pharmaceutical Collaborations

- GLP-1 collaborations with Eli Lilly & Novo Nordisk
- Hormonal health partnership with HRT Club
- Deep pipeline of additional partnership opportunities


novo nordisk
Lilly
Your order
Shipping
Wegovy® Pill
Daily tablet
Processing
Preparing
Shipping
Arrived

AI-Enabled 503-A Compounding

- 503-A compounding licensure across 35 states (50 by EOY)
- Agentic AI–driven decision support
- Personalized compounded therapies available across men's health, women's health, and other specialty verticals


Based on your profile, here's your treatment plan: Oral Wegovy®, Vitamin D, sleep support
10:05 AM
Looks good. Let's proceed.
10:07 AM

Nationwide Benefits Infrastructure Expands Access and Affordability

- Payer Contracting
- Provider Enrollment
- Real Time Benefit Verification
- Prior Auth Submission & Appeals
- Out-of-Pocket Cost Estimates
- Medical Coding
- Claim Submission
- Denial Management
- Audit & Compliance

Today

112M lives under coverage
(82M commercial, 30M Medicare FFS)

Q2 2026

230M+ lives under coverage
80% of commercially lives
70% of Medicare Advantage lives

The LifeMD Platform Targets Large, High-Impact Healthcare Markets

Our platform addresses the
500M visit care gap in the U.S.

Concierge Primary Care

300M Specialty Care
Women's Health, Men's Health, Weight, Cardiology, Psychiatry

100M Primary & Urgent Care
Cold & Flu, Dermatology, Prescription Refills, Labs & More

100M Men's Health & Pharmacy
Sexual Health, Dermatology, Hormone, Insomnia, Weight, Longevity
REX MD

2019-2020 → 2021–2022 → Today → Future

Our management team has deep experience leading innovative healthcare organizations



Justin Schreiber
Chief Executive Officer & Chairman



Marc Benathen
Chief Financial Officer



Stefan Galluppi
Chief Innovation Officer



Shayna Dray
Chief Operating Officer



Jessica Friedeman
Chief Marketing Officer



Eric Yecies
Chief Legal Officer & General Counsel



Dennis Wijnker
Chief Technology Officer



Nick Alvarez
Chief Acquisition Officer

OUR BOARD OF DIRECTORS



Justin Schreiber



Joseph DiTrolio, MD



William Febbo



Joan LaRovere, MD



Calum MacRae, MD, PhD



Roberto Simon



John Strawn



LifeMD+

Strategy

LifeMD's High-Growth Care and Pharmacy Verticals

Integrated virtual care and pharmacy services across primary and specialized health categories.

GLP-1 Metabolic Health

Largest revenue and growth contributor and TAM; collaborations with Eli Lilly & Novo direct-to patient pharmacy programs.

Women's Health

Specialized care, diagnostics, and pharmacy for women's hormonal, bone, midlife, and dermatologic health with strong lifetime value.

Men's Health

High margin, pharmacy driven recurring care for men's sexual, dermatological, and hormone health, peptides, and lifestyle therapeutics.

Psychiatry

Evidence-based virtual psychiatric care and pharmacy management for anxiety, depression, insomnia, and more.

LifeMD+

Integrated Pharmacy Driving Margin Expansion

Vertically integrated, AI-enabled pharmacy platform delivering branded, generic, and personalized compounded therapies.

- ~90% gross margins in pharmacy operations.
- Personalized compounded formulations, where clinically appropriate, increase differentiation, pricing power and retention.
- AI-optimized prescribing and refill cadence improves patient experience & provider efficiency.
- Cross-vertical medication expansion drives LTV growth.
- Strong pipeline of DTP pharma opportunities.


Sleep Support
Ozempic®
Estradiol Rx Vaginal Insert
Sexual health
Prozac®
Wegovy®
Estradiol Cream
Zepbound®
Wellbutrin SR®
Hair loss
Lexapro®
Personalized Testosterone

Technology

Our proprietary platform connects triage, care, pharmacy, and analytics to enable the highest quality care at national scale.

1.5 Million Virtual Visits

Our platform has facilitated nearly 1.5M consults with a 98% patient satisfaction rate.

50-State Medical Group

Highly trained, full-time affiliated medical group licensed across 50-states delivers industry leading care.


Our Vertically Integrated Platform Creates a Deep Competitive Moat
Weight management
Mental Health
Women's Health

50-State Benefits Infrastructure

Robust medical and pharmacy benefits infrastructure improves value proposition, CAC, and retention.

Pharmacy

Integrated fulfillment with custom therapies and rapid home delivery for medication continuity.

Multi-Specialty Care

We deliver comprehensive virtual primary care and specialty care across large, underserved verticals.

Weight Management

- 80,000+ patients on therapy
- Large TAM; 100M Americans eligible, with fewer than 10% having tried therapy
- Strategic collaborations with Eli Lilly and Novo Nordisk
- Attractive historical unit economics
- Cross-care into specialized men's and women's health and cardiometabolic care


novo nordisk
wegovy
Lilly
zepbound

LifeMD+

Women's Health

50% of U.S. counties lack an OB-GYN; 6,000+ women enter menopause daily

Highly specialized provider group trained in midlife and hormone care

National advisory board including Dr. Doug Lucas & Dr. Tara Scott

Synchronous care, labs, diet & lifestyle, generic and compounded Rx


Your order is shipping
Processing
Preparing
Shipping
Arrived
Estradiol Topical Cream
Order pending
Micronized Progesterone
Order pending

LifeMD+

Men's Health

- ~215,000 patients on therapy
- Asynchronous, pharmacy-driven business model
- Significant growth potential in personalized compounding
- Custom formulations launching for insomnia, anxiety, dermatology, and longevity
- Integration with NovoCare for Wegovy and Ozempic


Clomid
REX MD

LifeMD+



Financials

Our Brands Continue to Experience Rapid, Consecutive YoY Growth

$225M
2026E Revenue Forecast

45%
5-Year Revenue CAGR

322k
Active Patients


Telehealth Revenue
$11M
$30M
$68M
$83M
$98M
$158M
$194M
$225M
2019
2020
2021
2022
2023
2024
2025A
2026E
173%
127%
21%
21%
57%
25%
16%

2026 guidance represents the midpoint of the current FY26 revenue guidance range.

Rapid and Sustainable Profitability Growth in Our Core Telehealth Business

Annual telehealth adjusted EBITDA ($ Millions)


($35.8)M
2021
$(20.0)M
2022
$(3.9)M
2023
$3.5M
2024
$15.3M
2025A
$15.0M
2026E

Note: adjusted EBITDA includes Telehealth only results.
2026 estimate based on midpoint of the current FY26 telehealth adjusted EBITDA guidance range

Rapidly Expanding Telehealth Gross Margins and Ad Spend Leverage Driven by Patient Retention are Driving Telehealth Profitability Growth


Telehealth Gross Margin %
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2021
2022
2023
2024
2025
YTD 2026


Telehealth Ad Spend % of Revenue
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2021
2022
2023
2024
2025
YTD 2026

LifeMD+

For FY'26, LifeMD Expects to Deliver the Following Metrics:

	FY 2025 ACTUAL	FY 2026 GUIDANCE	FY 2026 Q4 Annualized Run Rate
Telehealth Revenue	$194.1 million	$220 to $230 million	$250 million
Telehealth Adjusted EBITDA	$15.3 million	$13 to $17 million	$25 million

Appendix

LifeMD+

Reconciliation of Net Income (Loss) Attributable to LifeMD, Inc. Common Stockholders to Adjusted EBITDA

	Fourth Quarter Ended December 31,		Year Ended December 31,	
	2025	2024	2025	2024
Net income (loss) attributable to LifeMD, Inc. common stockholders	$ 19,187,103	$ (5,715,227)	$ 11,247,856	$ (24,515,266)
Interest (income) expense (excluding amortization of debt discount)	(24,079)	510,510	1,126,598	1,773,630
Depreciation, amortization and accretion expense	1,949,727	1,647,085	7,308,458	6,203,006
Amortization of debt discount	-	100,444	234,369	401,775
Loss on debt extinguishment	-	-	1,155,851	-
Financing transactions expense	36,716	13,125	134,415	336,497
Litigation costs [a]	573,894	376,030	2,273,355	1,698,531
Severance costs	266,863	-	369,280	1,142,068
Acquisitions expenses	211,836	537,662	1,995,042	537,662
Insurance acceptance readiness	-	92,661	183,330	1,454,298
Sarbanes Oxley readiness	-	134,891	-	521,361
Taxes	176,925	598,000	208,748	598,000
Preferred stock dividends	776,562	776,562	3,106,250	3,106,250
Stock compensation expense	2,655,143	3,104,956	10,496,321	12,234,797
Net income from discontinued operations	(21,030,505)	(1,426,807)	(25,852,024)	(2,315,252)
Net (loss) income attributable to noncontrolling interests of discontinued operations	(20,697)	311,838	1,265,685	548,875
Adjusted EBITDA	$ 4,759,487	$ 1,061,729	$ 15,253,533	$ 3,726,231

[a] For the fourth quarter and year ended December 31, 2025 and 2024, the Company included costs related to: (1) a class action complaint captioned *Johnston v. LifeMD, Inc., et al.* , against the Company and certain executive officers alleging: (i) violations of Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 promulgated thereunder by all defendants for making false and misleading statements; and (ii) violations of Section 20(a) of the Securities Exchange Act of 1934, as amended, by the individual officer defendants for violating their duty to disseminate accurate and truthful information, (2) a class action complaint alleging, inter alia, unauthorized disclosure of certain information of class members to third parties (the *Marden v. LifeMD, Inc.* case), both disclosed in the Company's Form 10-K for the year ended December 31, 2025, filed on March 9, 2026, and (3) a heavily negotiated executive separation agreement.

Sources

A. Hersh, M. L. Stefanick, R. S. Stafford Trends in Hormone Therapy Use After the 2002 WHI Estrogen Plus Progestin Trial

Medical Expenditure Panel Survey (MEPS), Agency for Healthcare Research and Quality (AHRQ), Statistical Brief #347: Use of Menopausal Hormone Therapy Drugs Among Women Aged 40 and Older, United States, 2008

R. C. Petering, N. A. BROOKS Testosterone Therapy: Review of Clinical Applications

C. V. Almario, M. L. Ballal, W. D. Chey, C. Nordstrom, D. Khanna, B. MR. Spiegel, American Journal of Gastroenterology Burden of Gastrointestinal Symptoms in the United States: Results of a Nationally Representative Survey of Over 71,000 Americans

American Heart Association; Cardiovascular Diseases Affect Nearly Half of American Adults available at https://www.heart.org/en/news/2019/01/31/cardiovascular-diseases-affect-nearly-half-of-american-adults-statistics-show

Centers for Disease Control and Prevention (CDC); Diabetes Data and Research available at https://www.cdc.gov/diabetes/php/data-research/index.html

Jacques Baillargeon, PhD, et al. JAMA Network Open Trends in Testosterone Prescriptions for Older Men Enrolled in Medicare 2007 to 2016

World Health Organization (WHO). Obesity and Overweight Fact Sheet. https://www.who.int/news-room/fact-sheets/detail/obesity-and-overweight

National Institute of Mental Health (NIMH). Mental Illness Statistics. https://www.nimh.nih.gov/health/statistics

American Heart Association. Cardiovascular Diseases Affect Nearly Half of American Adults. https://www.heart.org/en/news/2019/01/31/cardiovascular-diseases-affect-nearly-half-of-american-adults-statistics-show

IQVIA Institute for Human Data Science. *Prescription Drug Spending and Utilization Trends.*